Exhibit 10.1

EAGLE BULK SHIPPING INC.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is entered into as of June 22, 2023, by and between Eagle Bulk Shipping Inc., a corporation organized under the laws of the Republic of the Marshall Islands (the “Company”), and OCM Opps EB Holdings Ltd. a Cayman Islands exempted company (the “Seller”). The Company and the Seller are referred to collectively herein as the “parties” and, individually, as a “party.”

RECITALS:

WHEREAS, the Seller is the record and/or beneficial owner as of the date hereof of an aggregate of 3,781,561 shares of common stock of the Company, par value $0.01 per share (the “Common Shares”), in the amounts set forth opposite the Seller’s name on Exhibit A hereto (the “Purchased Shares”); and

WHEREAS, the Seller is willing to sell, and the Company is willing to purchase, the Purchased Shares in consideration of the payment of a per share purchase price of $58.00 (the “Per Share Purchase Price”), which is an aggregate purchase price for all of the Purchased Shares of $219,330,538.00 (the “Purchase Price”) payable to the Seller on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

1. Purchase and Sale of the Purchased Shares. Subject to the terms and conditions of this Agreement, the Seller hereby agrees to sell, convey, transfer and deliver the Purchased Shares set forth opposite the Seller’s name on Exhibit A hereto to the Company, upon the payment by the Company to the Seller of the Purchase Price set forth opposite the Seller’s name on Exhibit A hereto, and the Company hereby agrees to purchase the Purchased Shares. The sale and purchase of the Purchased Shares shall take place remotely via the exchange of documents and signatures, within two (2) business days of the date hereof, or such other date and time as mutually agreed in writing by the parties (the “Closing”). At the Closing, the Seller shall deliver to the Company any duly executed stock powers, stock certificates (if applicable) and any other documentation in the form or forms reasonably required by the Company or the Company’s transfer agent, in each case prior to the Closing, to effectuate all or any portion of the transactions hereunder against payment of the Purchase Price set forth opposite the Seller’s name on Exhibit A hereto by the Company to the Seller by wire transfer to a bank account designated in writing by the Seller and delivered to the Company on the date hereof. From time to time after the Closing, at the reasonable request of the Company and without further consideration, the Seller will execute and deliver such documents and take such other action as the Company reasonably may require in connection with the transactions contemplated by this Agreement.

2. Representations and Warranties of the Seller. The Seller represents and warrants to the Company as of the date hereof, that:

(a) Title. The Seller is the sole beneficial and/or record owner of the Purchased Shares set forth opposite the Seller’s name on Exhibit A hereto, and has good, valid and marketable title to the Purchased Shares, free and clear of any lien, contractual right, suit, proceeding, call, voting trust, proxy, restriction, security interest or other encumbrance of any kind or nature whatsoever (if any, collectively, a “Lien”), and, except as set forth in this Agreement, there are no agreements on the part of the Seller for the purchase, sale or other disposition of any of such Purchased Shares or any interest therein. Upon the transfer of the Purchased Shares to the Company in accordance with this Agreement, good and marketable title in and to the Purchased Shares will have been transferred and sold to the Company free and clear of any Lien.

The Purchased Shares and the 5.00% Convertible Senior Notes due 2024 issued by the Company (the “Notes”) pursuant to that certain Indenture, dated July 29, 2019, by and between the Company and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee, (the “Indenture”) and owned by the Seller and/or its affiliates, together, constitute all the securities of the Company held of record or beneficially by the Seller and any of its affiliates as of the date hereof.

(b) Organization; Qualification. The Seller is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the requisite power and authority to perform all of its obligations under each contract by which it is bound.

(c) Authorization; Enforceability. The Seller has the requisite power and authority to execute and deliver this Agreement, perform its obligations under this Agreement, and to consummate the transactions contemplated by this Agreement, and such actions have been duly authorized by all necessary corporate power or limited liability company power of such person, as applicable. This Agreement has been duly executed and delivered by the members of the Seller, and, assuming the due authorization, execution, and delivery by the other parties hereto and thereto, will constitute, upon such execution and delivery in each case thereof, a legal, valid, and binding obligation of the members of the Seller, as applicable, enforceable in accordance with its respective terms and conditions, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

(d) Consents. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under applicable law, for the execution, delivery and performance of, or compliance by, the Seller with this Agreement or the consummation by each such person of the transactions contemplated hereby, other than filings required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(e) Brokers. No broker or finder has acted directly or indirectly for the Seller in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder’s fee or other commission in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Seller.

(f) No Conflicts. The execution and delivery of this Agreement by the Seller, the consummation of the transactions contemplated hereby, and the compliance with the terms of this Agreement will not conflict with, result in the breach of or constitute a material default under, or require any consent or approval under, any agreement, note, indenture, mortgage, deed of trust, governing documents, fund documents or other agreement, lease or instrument to which the Seller is a party or by which any such person may be bound or any judgment, order, decree, statute, law, rule or regulation by which such person is bound or to which any of assets or properties of any such person is subject, or interfere with the Seller’s ability to consummate the transactions contemplated by this Agreement.

(g) Disclosure of Information. The Seller has received all the information that such person considers necessary or appropriate for deciding whether to sell the Purchased Shares to the Company pursuant to this Agreement and has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the transactions contemplated hereby and the business prospects of the Company. The Seller acknowledges (i) that no person has made any representation or warranty, express or implied, except as set forth herein, regarding any aspect of the sale and purchase of the Purchased Shares, the operation or financial condition of the Company or the value of the Purchased Shares, (ii) that it is not relying upon the Company or any of the Company’s affiliates or related parties in making its decision to sell the Purchased Shares to the Company pursuant to this Agreement, and (iii) that the Company is relying upon the truth of the representations and warranties in this Section 2 in connection with the sale of the Purchased Shares hereunder. The undersigned Seller acknowledges that it is a sophisticated investor capable of assessing and assuming investment risks with respect to securities, including securities such as the Purchased Shares, and further acknowledges that the Company is entering into this Agreement with the Seller in reliance on this acknowledgment and with the Seller’s understanding, acknowledgment and agreement that the Company is privy to material non-public information regarding the Company and its subsidiaries, and each of their securities (collectively, the “Non-Public Information”), which Non-Public Information may be material to a reasonable investor, such as the undersigned Seller, when making investment disposition decisions, including the decision to enter into this Agreement, and the Seller’s decision to enter into this Agreement is being made with full recognition and acknowledgment that the Company is privy to the Non-Public Information, irrespective of whether such Non-Public Information has been provided to the Seller. The Seller hereby waives any claim, or potential claim, it has or may have against the Company or any subsidiary thereof relating to the Company’s possession of Non-Public Information.

(h) No Continuing Rights. The Seller hereby acknowledges that following the Closing, it shall have no further rights with respect to the Purchased Shares, including with respect to any future dividends, distributions, interest payments, sale, acquisition, merger, liquidation, dissolution, or other corporate event regarding the Company or its assets, as applicable (any of the foregoing, a “Corporate Event”). The Seller further expressly acknowledges that any such Corporate Event may result in the payment by the Company or a third party of assets, funds or other proceeds to the Company’s securityholders or an increase in the value of the Company’s securities such that the value attributed to the Company’s securities in such Corporate Event (either in an aggregate amount or on a per share basis) may be greater than or less than the consideration for the Purchased Shares that is received by the Seller pursuant to this Agreement. The Seller further acknowledges that each such person is capable of evaluating the merits and risks of its decision to sell the Purchased Shares and that the proceeds received hereunder for the Purchased Shares is fair and reasonable.

(i) Tax Consequences. The Seller has had an opportunity to review the federal, state and local tax consequences of the sale, assignment and transfer of the Purchased Shares to the Company and the other transactions contemplated by this Agreement with each such person’s own tax advisors. The Seller is relying solely on such advisors and not on any statements or representations of the Company or any of the Company’s related parties. The Seller understands that each such person (and not the Company) will be responsible for its own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Seller expects that the purchase of the Purchased Shares by the Company pursuant to this Agreement shall be treated as an exchange under Section 302(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

3. Representations and Warranties of the Company. The Company represents and warrants to the Seller, as of the date hereof, that:

(a) Organization; Qualification. The Company is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the requisite power and authority to perform all of its obligations under each contract by which it is bound.

(b) Authorization; Enforceability. The Company has the requisite power and authority to execute and deliver this Agreement, perform its obligations under this Agreement, and to consummate the transactions contemplated by this Agreement, and such actions have been duly authorized by all necessary corporate power. This Agreement has been duly executed and delivered by the Board of Directors of the Company (the “Board”), and, assuming the due authorization, execution, and delivery by the other parties hereto and thereto, will constitute, upon such execution and delivery in each case thereof, a legal, valid, and binding obligation of the Company, enforceable in accordance with its respective terms and conditions except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

(c) Consents. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under applicable law, for the execution, delivery and performance of, or compliance by, the Company with this Agreement or the consummation by the Company of the transactions contemplated hereby, other than filings required under the Exchange Act.

(d) Brokers. No broker or finder has acted directly or indirectly for the Company in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder’s fee or other commission in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Company.

(e) No Conflicts. The execution and delivery of this Agreement by the Company, the consummation of the transactions contemplated hereby, and the compliance with the terms of this Agreement will not conflict with, result in the breach of or constitute a material default under, or require any consent or approval under, any agreement, note, indenture, mortgage, deed of trust, governing documents, fund documents or other agreement, lease or instrument to which the Company is a party or by which the Company may be bound or any judgment, order, decree, statute, law, rule or regulation by which the Company is bound or to which any of assets or properties of it is subject.

4. Survival of Representations and Warranties. All representations and warranties made by the Seller and the Company under this Agreement in connection with the transactions contemplated herein or in any certificate, list or other instrument delivered pursuant hereto shall survive the Closing and any investigation made at any time with respect thereto.

5. Tax Matters. The Seller shall be responsible for the payment of all transfer taxes, if any, payable in connection with such sale, conveyance, transfer and delivery and the other transactions contemplated by this Agreement. In the event that the Company determines, in its sole discretion, that it is required to withhold or pay any federal, state, local or foreign tax in connection with any amount paid to the Seller in connection herewith, then the Company shall be entitled to withhold such amount from any such payment and such withheld amount shall be deemed to have been paid to each such person, and, the Company shall timely pay such amounts to the applicable taxing authority. If, prior to the Closing, the Company believes that withholding is required with respect to amounts to be paid hereunder, it shall use commercially reasonable efforts to timely notify the Seller as soon as practicable prior to the Closing and provide the Seller the reasonable opportunity to provide such facts, information and documents as may relieve the Company of any such purported obligation to withhold. The Seller, and subject to the representations set forth in Section 2(i), the Company agree that the purchase of the Purchased Shares by the Company pursuant to this Agreement shall be treated as an exchange under Section 302(a) of the Code.

6. Waiver. Any failure of any of the parties hereto to comply with any of its obligations or agreements or to fulfill any conditions herein contained may be waived only by a written waiver from the other party.

7. Release. Each of the Parties, on behalf of itself, and its successors, assigns, heirs, beneficiaries, affiliates, members, stockholders, equityholders, partners, managers, officers, directors, employees, attorneys, accountants, consultants, advisors, controlling persons, agents and representatives (the “Releasing Parties”) hereby voluntarily, knowingly, fully, finally and irrevocably releases, acquits and forever discharges the Parties’ officers, directors, stockholders, trustees, representatives, attorneys, employees, principals, agents, affiliates, successors, assigns or beneficiaries (collectively, the “Released Parties”) of and from any and all actions, debts, claims, counterclaims, suits, causes of action, damages, demands, liabilities, obligations, costs, expenses and compensation of every kind and nature whatsoever, past, present or future, at law or in equity, whether known or unknown, contingent or otherwise, which such Releasing Parties, or any of them, had, has or may have had at any time in the past until and including the date of this Agreement, against the Released Parties, or any of them, which, in all cases, relate to or arise out of the Seller’s relationship as a stockholder of the Company (except for any claims arising under this Agreement).

8. Termination of Registration Rights Agreement. The Company and each person listed on the signature pages hereto under the heading “Oaktree RRA Parties” (the “Oaktree RRA Parties”) hereby agree and acknowledge that as of the Closing, the Registration Rights Agreement shall terminate and be of no further force and effect with respect to each Oaktree RRA Party (or affiliate thereof) pursuant to Section 3.01 of the Registration Rights Agreement without any further action by any person and no Oaktree RRA Party nor any affiliate thereof shall have any rights under the Registration Rights Agreement as of the Closing.

9. Indemnification of the Parties. The Seller, on the one hand, and the Company, on the other hand (each, an “Indemnifying Party”), will indemnify and hold the other parties and any of their respective former, current and future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, shareholders, employees, agents, attorneys, affiliates, members, managers, general or limited partners, or assignees of such person or any of its affiliates and each person who controls the Seller (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) (each, an “Indemnified Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable and documented attorneys’ fees and costs of investigation that any such Indemnified Party may suffer or incur, insofar as any such losses arise out of or result from any breach of any of the representations, warranties, covenants or agreements made by the Indemnifying Party in this Agreement. If any action shall be brought against any Indemnified Party in respect of which indemnity may be sought pursuant to this Agreement, such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Indemnified Party. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing, (ii) the Indemnifying Party has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Indemnifying Party and the position of such Indemnified Party, in which case the Indemnifying Party shall be responsible for the reasonable and documented fees and expenses of no more than one such separate counsel. The Indemnifying Party will not be liable to any Indemnified Party under this Agreement (y) for any settlement by a Indemnified Party effected without the Indemnifying Party’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Indemnified Party’s breach of any of the representations, warranties, covenants or agreements made by such Indemnified Party in this Agreement. The indemnification required by this Section 10 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Indemnified Party against the Indemnifying Party or others and any liabilities the Indemnifying Party may be subject to pursuant to law.

10. Company Reliance. The Seller acknowledges and agrees that the Company is relying on the Seller’s representations, warranties and agreements herein as a condition to proceeding with the transactions contemplated herein. Without such representations, warranties and agreements, the Company would not engage in the transactions contemplated herein.

11. Successors and Assigns. No party may assign its respective rights, obligations or duties under this Agreement without the prior written consent of the other parties hereto. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to principles of conflicts of law.

13. Fees and Expenses. Each party shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

14. Counterparts. This Agreement may be executed in counterparts by a single party, each of which when taken together shall constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

15. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

16. Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Agreement or any amendments thereto.

17. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

18. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following e-mail address, facsimile number or address, or as may be subsequently modified by written notice given in accordance with this Section 19:

(i)	If to the Company, to:

Eagle Bulk Shipping Inc.

300 First Stamford Place

Stamford, CT 06902

Attention: Costa Tsoutsoplides, Chief Financial Officer

Email: ctsoutsoplides@eagleships.com

with a copy to:

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10036-6745

Attention: Daniel Fisher

Email: dfisher@akingump.com

(ii)	If to the Seller, to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue

Los Angeles, CA 90071

Attention: Jordan Mikes

Email: [***]

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Kenneth M. Schneider; Christodoulos Kaoutzanis

Email: kschneider@paulweiss.com; ckaoutzanis@paulweiss.com

19. Waivers. A party’s consent to or waiver, express or implied, of the other party’s breach of its obligations hereunder shall not be deemed to be or construed as a consent to or waiver of any other breach of the same or any other obligations of such breaching party. Subject to the applicable statute of limitations, a party’s failure to complain of any act, or failure to act, by the other party, to declare the other party in default, to insist upon the strict performance of any obligation or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof, shall not constitute a waiver by such party of its rights hereunder, of any such breach, or of any other obligation or condition. A party’s consent in any one instance shall not limit or waive the necessity to obtain such party’s consent in any future instance and in any event no consent or waiver shall be effective for any purpose hereunder unless such consent or waiver is in writing and signed by the party granting such consent or waiver.

20. Severability. Nothing in this Agreement shall be construed to require the commission of any act contrary to applicable law. If any one or more provisions of this Agreement is held to be invalid, illegal or unenforceable, the affected provisions of this Agreement shall be curtailed and limited only to the extent necessary to bring it within the applicable legal requirements and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

21. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring.

22. Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties as to the subject matter hereof. Except as set forth in this Section 23, (a) all prior and contemporaneous negotiations, representations, warranties, agreements, statements, promises and understandings with respect to the subject matter of this Agreement are hereby superseded and merged into, extinguished by and completely expressed by this Agreement and (b) no party shall be bound by or charged with any written or oral agreements, representations, warranties, statements, promises or understandings not specifically set forth in this Agreement. No amendment, supplement or other modification to any provision of this Agreement shall be binding unless in writing and signed by both parties.

23. Dispute Resolution. Unless the parties consent in writing to the selection of an alternative forum, the U.S. federal courts located in the Southern District of New York or, if such court lacks jurisdiction, the state courts of the State of New York, in each case, sitting in the Borough of Manhattan, shall be the sole and exclusive forum for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement. The parties agree (a) not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the U.S. federal courts located in the Southern District of New York or, if such court lacks jurisdiction, the state courts of the State of New York, in each case, sitting in the Borough of Manhattan, and (b) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that such party is not subject personally to the jurisdiction of the above-named courts, that such party’s property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

24. WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OTHER DOCUMENTS RELATED TO THE TRANSACTIONS CONTEMPLATED HEREUNDER, IF ANY, THE PURCHASED SHARES, OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written.

COMPANY:

Eagle Bulk Shipping Inc.

By:	/s/ Gary Vogel
Name:	Gary Vogel
Title:	Chief Executive Officer

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written.

SELLER:

OCM OPPS EB HOLDINGS LTD.

By: Oaktree Capital Management, L.P., its Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Managing Director

By:	/s/ Sherman Lau
Name:	Sherman Lau
Title:	Senior Vice President

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written.

OAKTREE RRA PARTIES:

OCM OPPS EB HOLDINGS LTD.

By: Oaktree Capital Management, L.P., its Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Managing Director

By:	/s/ Sherman Lau
Name:	Sherman Lau
Title:	Senior Vice President

OAKTREE VALUE OPPORTUNITIES FUND, L.P.

By: Oaktree Value Opportunities Fund GP, L.P., its General Partner

By: Oaktree Value Opportunities Fund GP, Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Managing Director

By:	/s/ Sherman Lau
Name:	Sherman Lau
Title:	Senior Vice President

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

OAKTREE HUNTINGTON INVESTMENT FUND, L.P.

By: Oaktree Huntington Investment Fund GP, L.P., its General Partner

By: Oaktree Huntington Investment Fund GP, Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Managing Director

By:	/s/ Sherman Lau
Name:	Sherman Lau
Title:	Senior Vice President

OAKTREE OPPORTUNITIES FUND VIIIB, L.P.

By: Oaktree Opportunities Fund VIIIb GP, L.P., its General Partner

By: Oaktree Opportunities Fund VIIIb GP, Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Managing Director

By:	/s/ Sherman Lau
Name:	Sherman Lau
Title:	Senior Vice President

OAKTREE OPPORTUNITIES FUND VIIIB (PARALLEL), L.P.

By: Oaktree Opportunities Fund VIIIb GP, L.P., its General Partner

By: Oaktree Opportunities Fund VIIIb GP, Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Managing Director

By:	/s/ Sherman Lau
Name:	Sherman Lau
Title:	Senior Vice President

OAKTREE OPPORTUNITIES FUND IX, L.P.

By: Oaktree Opportunities Fund IX GP, L.P., its General Partner

By: Oaktree Opportunities Fund IX GP, Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Managing Director

By:	/s/ Sherman Lau
Name:	Sherman Lau
Title:	Senior Vice President

OAKTREE OPPORTUNITIES FUND IX, (PARALLEL) L.P.

By: Oaktree Opportunities Fund IX GP, L.P., its General Partner

By: Oaktree Opportunities Fund IX GP, Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Managing Director

By:	/s/ Sherman Lau
Name:	Sherman Lau
Title:	Senior Vice President

OAKTREE OPPORTUNITIES FUND IX, (PARALLEL 2) L.P.

By: Oaktree Opportunities Fund IX GP, L.P., its General Partner

By: Oaktree Opportunities Fund IX GP, Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Managing Director

By:	/s/ Sherman Lau
Name:	Sherman Lau
Title:	Senior Vice President

Exhibit A

Purchased Shares

Seller	Purchased Shares	Purchase Price for Purchased Shares
OCM Opps EB Holdings Ltd.	3,781,561	$219,330,538.00
Total	3,781,561	$219,330,538.00